Important Notice
Please Read Immediately
                                                 File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Aquilasm
Group of Funds


                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 14, 2004


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on October 14, 2004
                    at 2:30 p.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2005 (Proposal No. 2);

               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:

          (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on July 19, 2004 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary




September 2, 2004


Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 2, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.65; Class C Shares, $10.65; Class Y Shares, $10.65; and Class I Shares, $10.65. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 9,650,757; Class C Shares, 1,737,728; Class Y Shares, 2,122,483; and Class I Shares, 75,381.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                        Percent
The Holder of Record           Number of Shares            of Class

Institutional 5% shareholders:

Fiserv Securities Inc.          1,238,790 Class A Shares    12.84%
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Merrill Lynch Pierce,             583,119 Class A Shares     6.04%
  Fenner & Smith                  427,982 Class C Shares    24.63%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Citizens Bank of Rhode Island   1,446,724 Class Y Shares    68.16%
One Citizens Plaza
Providence, RI  02903

SEI Trust Company                 210,664 Class Y Shares    9.93%
One Freedom Valley Drive
Oaks, PA  19456

Perry Baker & Co.                   36,837 Class I Shares  48.87%
The Washington Trust Co.
23 Broad Street
Westerly, RI  02891

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September, 2003. All nominees have consented to serve if elected.


Trustees(1)
and Officers
                        Positions Held                                 Number of
                        with                                           Portfolios in   Other Directorships
                        Fund                                           Fund Complex    Held by Trustee
                        and Length of                                  Overseen by     (The position held is
Name, Address(2) and    Service(3)        Principal Occupation(s)      Trustee         a directorship unless
Date of Birth                             During Past 5 Years                          indicated otherwise.)

Interested
Trustees(4)

Lacy B. Herrmann        Founder and       Founder, Chief Executive Officer   7(5)    Director or trustee, Pimco
New York, NY            Chairman of the   and Chairman of the Board,                 Advisors VIT, Oppenheimer Quest
(05/12/29)              Board of          Aquila Management Corporation,             Value Funds Group, Oppenheimer
                        Trustees since    the sponsoring organization and            Small Cap Value Fund,
                        1992              parent of the Manager or                   Oppenheimer Midcap Fund, and
                                          Administrator and/or Adviser or            Oppenheimer Rochester Group of
                                          Sub-Adviser to each fund of the            Funds.
                                          Aquilasm Group of Funds,(6)
                                          Chairman and Chief Executive
                                          Officer of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004,
                                          and Founder, Chairman of the
                                          Board of Trustees, Trustee and
                                          (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in
                                          1984, except Chairman of the
                                          Board of Trustees of Hawaiian
                                          Tax-Free Trust, Pacific Capital
                                          Cash Assets Trust, Pacific
                                          Capital Tax-Free Cash Assets
                                          Trust and Pacific Capital U.S.
                                          Government Securities Cash
                                          Assets Trust through 2003,
                                          Trustee until 2004 and Chairman
                                          of the Board, Emeritus since
                                          2004; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations

David A. Duffy           Trustee          Chairman, Rhode Island             1      Citizens Bank of Rhode Island
North Kingstown, RI      since 1995       Convention Center Authority               since 1999.
(08/07/39)                                since 2003; retired Founder,
                                          formerly President, Duffy &
                                          Shanley, Inc., a marketing
                                          communications firm, 1973-2003;
                                          Transition Chairman for Gov.
                                          Donald Carcieri (R.I.); past
                                          National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Chairman,
                                          Providence College President's
                                          Council; officer or director of
                                          numerous civic and non-profit
                                          organizations.

John J. Partridge        Trustee since    Founding Partner, Partridge,       1                   None
Providence, RI           2002             Snow & Hahn, LLP, a law firm,
(05/05/40)                                Providence, Rhode Island, since
                                          1988; director of various
                                          educational, civic and
                                          charitable organizations,
                                          including Greater Providence
                                          Chamber of Commerce and Memorial
                                          Hospital of Rhode Island.

Non-interested
Trustees

Vernon R. Alden          Trustee since    Retired; former director or        1      Sonesta International Hotels
Boston, MA               1992             trustee of various Fortune 500            Corporation.
(04/07/23)                                companies, including
                                          Colgate-Palmolive and McGraw
                                          Hill;  formerly President of
                                          Ohio University and Associate
                                          Dean of the Harvard University
                                          Graduate School of Business
                                          Administration; member of
                                          several Japan-related advisory
                                          councils, including Chairman of
                                          the Japan Society of Boston;
                                          trustee of various cultural,
                                          educational and civic
                                          organizations.


Paul Y. Clinton          Trustee since    Principal, Clinton Management      1(5)   Director or trustee Pimco
Osterville, MA           1996             Associates, a financial and               Advisors VIT, Oppenheimer
and Naples, FL                            venture capital consulting firm.          Quest Value Funds Group,
(02/14/31)                                                                          Oppenheimer Small Cap Value
                                                                                    Fund, Oppenheimer Midcap Fund,
                                                                                    and Oppenheimer Rochester
                                                                                    Group of Funds.

William J. Nightingale   Trustee since    Retired; formerly Chairman,        2      Ring's End, Inc.
Rowayton, CT             1992             founder (1975) and Senior
(09/16/29)                                Advisor until 2000 of
                                          Nightingale & Associates,
                                          L.L.C., a general management
                                          consulting firm focusing on
                                          interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.

Cornelius T. Ryan        Trustee since    Founder and General Partner,       2(5)   Director of Neuberger & Berman
Westport, CT and         2002             Oxford Ventures Partners, a               Equity Funds.
Sun Valley, ID                            group of investment venture
(11/14/31)                                capital partnerships, since 1981
                                          and Founder and General Partner,
                                          Oxford Bioscience Partners, a
                                          group of venture capital
                                          partnerships focused on life
                                          sciences, genomics, healthcare
                                          information technology and
                                          medical devices, since 1991.

J. William Weeks         Trustee since    Retired; limited partner and       2                   None
Palm Beach, FL           1995             investor in various real estate
(06/22/27)                                partnerships since 1988;
                                          formerly Senior Vice President
                                          or Vice President of the Aquila
                                          Bond Funds; and Vice President
                                          of the Distributor.

Officers
Diana P. Herrmann        President        Vice Chair of Aquila Management    N/A                 N/A
New York, NY             since 1998 and   Corporation, Founder of the
(02/25/58)               Vice Chair       Aquilasm Group of Funds and
                         since 2003       parent of Aquila Investment
                                          Management LLC, Manager, since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Vice Chair
                                          since 2004 and  President, Chief
                                          Operating Officer and Manager of
                                          the Manager  since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.

Charles E.               Executive Vice   Executive Vice President of all      N/A                N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since 2003;
(04/01/57)                                Senior Vice President, corporate
                                          development, formerly Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Stephen J. Caridi        Senior Vice      Vice President of the              N/A                  N/A
New York, NY (05/06/61)  President        Distributor since 1995; Vice
                         since 1998       President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997; Senior
                                          Vice President, Tax-Free Fund of
                                          Colorado since 2004; Assistant
                                          Vice President, Tax-Free Fund
                                          For Utah since 1993.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1992       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Chief            Chief Compliance Officer since      N/A                 N/A
New York, NY (08/23/40)  Compliance       2004, Compliance Officer of the
                         Officer since    Manager or its predecessor and
                         2004 and         current parent since 1998 and
                         Assistant        Assistant Secretary of the
                         Secretary        Aquilasm Group of Funds since
                         since 2000       2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the          N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager or its predecessor and
                                          current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the          N/A                  N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.



(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(5) Does not include funds that are currently inactive.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."




                       Securities Holdings of the Trustees
                                (as of 06-30-04)

                     Dollar Range           Aggregate Dollar
                     Of Ownership           Range of Ownership
                     In Narragansett        in Aquilasm Investment
                     Insured Tax-Free       Companies Overseen by
                     Income Fund(1)         Trustee(1)

Interested Trustees

Lacy B. Herrmann           B                        E

David A. Duffy             C                        C

John J. Partridge          C                        C


Non-interested Trustees

Vernon R. Alden            B                        B

Paul Y. Clinton            B                        B

William J. Nightingale     B                        C

Cornelius T. Ryan          B                        C

J. William Weeks           C                        C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2004 the Fund paid a total of $99,959 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                    Compensation
                                    From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquilasm          which the
                   from the         Group             Trustee
      Name         Fund             of Funds          now serves

Vernon R. Alden    $8,200          $ 8,200                1

Paul Y. Clinton    $8,200          $10,150                1

David A. Duffy     $7,600          $ 7,600                1

William J.
Nightingale        $8,975          $17,950                2

John J.
Partridge          $7,600          $ 7,600                1

Cornelius T. Ryan  $8,200          $14,012                2

J. William Weeks   $9,450          $20,925                2


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of July 31, 2004, these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended June 30, 2004, the Fund incurred $741,128 in management fees, of which $570,009 was waived, $22,897 was paid to the Manager, and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30, 2004, $158,530 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,654 was retained by the Distributor. With respect to Class C Shares, during the same period $163,558 was paid under Part II of the Plan and $54,519 was paid under the Shareholder Services Plan. Of these total payments under Parts I and II of the Plan of $218,077, the Distributor retained $34,441. All of such payments were for compensation. With respect to Class I Shares, during the same period $323 was paid under Part III of the Plan and $969 was paid under the Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Vernon R. Alden, Paul Y. Clinton, William J. Nightingale, Cornelius T. Ryan and
J. William Weeks. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     The Fund has not yet formed a nominating committee nor adopted a nominating committee charter. The Fund has a Trustee Retirement and Replacement Policy which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. The Board expects to establish nominating committee policies and procedures before the end of the year.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2005. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                             2003              2004

        Audit Fees                         $14,950            $15,400

        Audit related fees                       0                  0

            Audit and audit related fees    14,950             15,400


        Tax fees (1)                         7,767              7,875

        All other fees                           0                  0

            Total                          $22,717            $23,275

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted KPMG's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2005.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.



                                    APPENDIX


                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             AUDIT COMMITTEE CHARTER
                                September 5, 2003



1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a)  to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice of Annual Meeting of Shareholders
                         to be held on October 14, 2004

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Please fold and detach card at perforation before mailing.

                          Aquilasm Group of Funds
                 NARRAGANSETT INSURED TAX-FREE INCOME FUND

              Proxy for Shareholders Meeting October 14, 2004
             Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund") whose signature(s) appear(s) below do/does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, October 14, 2004 at the Rhode Island Convention Center, One Sabin Street, Providence, Rhode Island; at 2:30 p.m. Eastern Daylight time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com.

Address changes/comments:   _______________________________
                            _______________________________
                            _______________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004


_________________________________
 Signature(s)
[SIGN WITHIN THE BOX]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

NARRAGANSETT INSURED TAX-FREE INCOME FUND

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

[X]  PLEASE DO NOT USE FINE POINT PENS

1.       Election of Trustees

        01) Lacy B. Herrmann*  02) Vernon R. Alden  03) Paul Y. Clinton
        04) David A. Duffy* 05) William J. Nightingale 06) John J. Partridge* 07) Cornelius T. Ryan 08) J. William Weeks

         * interested Trustees
                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

_____________________

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/or name(s)on the line above.

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

2. Action on selection of KPMG LLP as independent registered public accounting firm

                   (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best
judgment.                            __
I plan to attend the annual meeting [__]

For address changes and/or comments, please check the box at right and write them on the front where indicated.

                                 _
                                [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.